                                                                   EXHIBIT 10.43

                    ELEVENTH AMENDMENT, WAIVER AND CONSENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS ELEVENTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 7, 2002 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, the Eighth Amendment and Consent to Amended and Restated Credit Agreement, dated as of July 31, 2001, the Ninth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of December 20, 2001, and the Tenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of February 7, 2002, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Credit Agreement");

      WHEREAS, the Borrower desires to extend certain waivers and consents obtained in the Tenth Amendment and to obtain certain related additional waivers and consents from the requisite Lenders; and

      WHEREAS, the requisite Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, the amendments to the Credit Agreement provided for herein), to grant the waivers and consents provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the requisite Lenders hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Amended Credit Agreement" is defined in the third recital.

      "Amendment" is defined in the preamble.

      "Borrower" is defined in the preamble.

      "Credit Agreement" is defined in the first recital.

      SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                        AMENDMENTS, WAIVERS AND CONSENTS

      SECTION 2.1. Amendments. Subject to the satisfaction of the conditions set forth in Article III, the Credit Agreement is hereby amended in accordance with this Section 2.1.

      SECTION 2.1.1. Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

            "'Eleventh Amendment' means the Eleventh Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of March 7, 2002, among the Borrower, the Lenders parties thereto and the Administrative Agent."

            "'Eleventh Amendment Effective Date' means the date the Eleventh Amendment became effective in accordance with its terms."

      SECTION 2.1.2. Amendment to Section 4.2 ("Issuances and Extensions") of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:

      "Notwithstanding anything to the contrary herein, on and after the Ninth Amendment Effective Date, no Letter of Credit may be issued and the Stated Amount of any Letter of Credit then existing may not be increased, other than (i) the issuance of Enhancement Letters of Credit or the increase in the Stated Amount of existing Enhancement Letters of Credit, provided that
      (x) the aggregate Stated Amount of such newly issued Enhancement Letters of Credit, together with the aggregate increases in the Stated Amount of such existing Enhancement Letters of Credit, does not exceed $44,250,000,
      (y) concurrently with any such issuance or increase, the aggregate Stated Amount of all other Enhancement Letters of Credit is reduced dollar-for-dollar in an amount equal to the Stated Amount of such newly issued Enhancement Letter of Credit or such increase in the Stated Amount of an existing Enhancement Letter of Credit and (z) in the case of issuances of Enhancement Letters of Credit, or increases in the Stated Amount of existing Enhancement Letters of Credit, on or after the Ninth Amendment Effective Date, where the sum of (1) the aggregate Stated Amount of all such newly issued Enhancement Letters of Credit and (2) the aggregate amount of all such increases to such existing Enhancement Letters of Credit exceeds $14,250,000, the terms and conditions (including the collateral being provided therefor) of the obligations being credit enhanced by such Enhancement Letters of Credit are satisfactory in all respects to the Lender Committee Members holding a majority of the Commitment Amount held in the aggregate by them, and (ii) the issuance of General Letters of Credit or the increase in the Stated Amount of existing General Letters of Credit, in each case for the purpose of supporting the insurance requirements of the Borrower and its Subsidiaries, provided that the aggregate Stated Amount of such newly issued General Letters of Credit, together with the aggregate increases in the Stated Amount of such existing General Letters of Credit, does not exceed (A) prior to the Tenth Amendment Effective Date, $3,500,000, (B) on or following the Tenth Amendment Effective Date and prior to the Eleventh Amendment Effective Date, $5,250,000 or (C) on or following the Eleventh Amendment Effective Date, $7,000,000 (so long as, concurrently with each increase of the aggregate Stated Amount of such General Letters of Credit in excess of such $3,500,000, the aggregate Stated Amount of all other Letters of Credit is reduced dollar-for-dollar in an amount equal to such increase)."

      SECTION 2.1.3. Amendment to Section 8.1.17 ("Preliminary Plan") of the Credit Agreement. Section 8.1.17 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

            "SECTION 8.1.17. Restructuring Plan, etc. (a) The Borrower shall furnish, or shall cause to be furnished, to each Lender on or prior to March 22, 2002:

                  (i) its plan (the "Restructuring Plan") (A) for restructuring the Indebtedness of it and its Subsidiaries, (B) for obtaining financing for the acquisition (or refinancing) of Vehicles necessary to meet its business plan, and (C) for meeting its liquidity needs, and

                  (ii) a business plan, including cash flow projections, for the
            Borrower and its Subsidiaries in the event the new equity contemplated by the preliminary Restructuring Plan delivered to the Lenders on February 25, 2002 is not raised and the Borrower and its Subsidiaries are not able to acquire the increased number of Vehicles that they have customarily acquired to satisfy seasonal customer rental activity and assuming (including details with respect to whether such assumptions are reasonable at such time) agreements are entered into that permit the Borrower and its Subsidiaries to continue using their Vehicles for retail rental operations on and after April 30, 2002, without any claim of any creditor that would prevent (or have the effect of preventing) such continued usage, each such plan to be in form and scope reasonably satisfactory to the Lender Committee Members holding a majority of the Commitment Amount held in the aggregate by them; provided that, if any such plan is initially not reasonably satisfactory in form and scope to such Lender Committee Members, the Borrower shall have three Business Days from its receipt of notice from such Lender Committee Members that such plan is not in form and scope reasonably satisfactory to such Lender Committee Members (which notice shall set forth the reasons such plan is not satisfactory) to furnish a revised plan that is in form and scope reasonably satisfactory to such Lender Committee Members.

            (b) In addition, prior to April 5, 2002, the Borrower shall provide to the Lender Committee Members, the Administrative Agent and its consultants and counsel all information (including all current Vehicle information) relevant for the development of a plan that would be applicable in the event neither of the plans described in the preceding paragraph (a) are implemented and that would provide for an orderly wind down of the business of the Borrower and its Subsidiaries (which wind down may include the franchising of the 'Budget' name), and the Borrower shall cause, and shall cause each of its Subsidiaries, to permit such consultants to have access to their respective books, records, officers, employees, consultants, accountants and counsel for the purpose of developing such plan."

      SECTION 2.1.4. Additional Amendment to Section 8.1 ("Affirmative Covenants") of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby further amended by adding the following Section 8.1.20 thereto:

            "SECTION 8.1.20. Interest Payment Notice. The Borrower shall provide written notice to the Administrative Agent at least five Business Days' prior to the payment of interest on any Senior Note or any Series B Note by (or on behalf of) the Borrower (each such notice, an "Interest Payment Notice") notifying the Administrative Agent of its intention to pay all or a portion of any such interest."

      SECTION 2.1.5. Amendment to Section 9.1.3 ("Non-Performance of Certain Covenants and Obligations") of the Credit Agreement. Section 9.1.3 of the Credit Agreement is hereby amended by adding the phrase "or 8.1.20" at the end thereof.

      SECTION 2.2. Waivers and Consents. Subject to the satisfaction of the conditions set forth in Article III, the Lenders, as of the date hereof, hereby:

            (a) so long as an Interest Payment Notice has not been given, waive, until (and including) April 1, 2002 (and so long as (i) an Interest Payment Notice has not been given and (ii) the Borrower has not failed to pay in full in cash the extension fees set forth in Section 5.4 of the Eleventh Amendment when due, waive, until (and including) April 8, 2002), compliance by the Borrower with the provisions of clause (d) of Section
      8.2.4 of the Credit Agreement with respect to the fourth Fiscal Quarter of the 2001 Fiscal Year;

            (b) consent to the Borrowing Base Amount calculated as of the last day of January 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement;

            (c) so long as an Interest Payment Notice has not been given, consent, until (and including) April 1, 2002 (and so long as (i) an Interest Payment Notice has not been given and (ii) the Borrower has not failed to pay in full in cash the extension fees set forth in Section 5.4 of the Eleventh Amendment when due, consent, until (and including) April 8, 2002), to the Borrowing Base Amount calculated as of the last day of February 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement; provided that the Borrowing Base Amount is not less than $225,000,000 as of the last day of February 2002; and

            (d) consent that the 13-Week Consolidated Cash Flow Projections for the period commencing with the week ending March 1, 2002, as furnished to the Lenders on March 4, 2002, shall satisfy the requirement in clause (p) of Section 8.1.1 of the Credit Agreement to provide a 13-Week Consolidated Cash Flow Projection on or prior to March 8, 2002.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

      This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

      SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the requisite Lenders.

      SECTION 3.2. Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the effective date of this Amendment (the "Eleventh Amendment Effective Date"), appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

      SECTION 3.3. Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the effective date of this Amendment and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

      SECTION 3.4. Fees and Expenses. The Borrower shall have paid to the Administrative Agent (and all other Persons entitled thereto) all fees and expenses due and payable on or prior to the Eleventh Amendment Effective Date pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1. Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

            (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.6 and Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

            (b) except as disclosed by the Borrower pursuant to reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission prior to the date hereof, there has been no material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1997;

            (c) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                  (i) no labor controversy, litigation, arbitration or
            governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                  (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

            (d) after giving effect to this Amendment, no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

            (e) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

            (f) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

      SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

      SECTION 4.3. Compliance with Credit Agreement. After giving effect to this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing. Without limiting the effect of any of the representations and warranties of this Article IV, the Borrower has no reason to believe that it and its Subsidiaries will not be in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents during the period from the Eleventh Amendment Effective Date through and including April 1, 2002, including the covenant that each lessee under a Lease will make all payments required to be made by it thereunder on the date such payments are required to be made thereunder and that each such lessee will comply in all respects with each of its other obligations thereunder.

                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments, waivers and consents set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein, waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

      SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an immediate Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

      SECTION 5.4. Extension Fee. If the condition set forth in Section 3.1 shall have been satisfied and in consideration for extending the waivers and consents specifically set forth in Section 2.2 from April 1, 2002 through April 8, 2002, the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable extension fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Kenneth Suh at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 (19th Floor), telecopy number 212-262-1910 at or prior to 6:00 p.m., New York time, on March 7, 2002 (as such time may be extended by the Borrower), in the amount of 10 basis points of such Lender's Commitment as of the date hereof. The aggregate amount of such extension fee shall be paid in cash at or prior to 1:00 p.m., New York time, on April 1, 2002 to the Administrative Agent for the pro rata account of the Lenders entitled to receive such extension fee.

      SECTION 5.5. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, counsel for the Administrative Agent, and Wachtell, Lipton, Rosen & Katz, special restructuring counsel for the Administrative Agent.

      SECTION 5.6. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

      SECTION 5.9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 5.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 5.11. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                    BUDGET GROUP, INC.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, as a Lender
                                       and the Administrative Agent

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BANK OF AMERICA, N.A.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BANK OF MONTREAL

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    THE BANK OF NEW YORK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF NOVA SCOTIA

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       NEW YORK BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                       S.A. GROUP, NEW YORK BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    WASHINGTON MUTUAL BANK, F.A. (as
                                       successor in interest to BANK UNITED)

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    BANKERS TRUST COMPANY

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BNP PARIBAS

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    PB CAPITAL CORPORATION

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CERBERUS PARTNERS L.P.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    COMMERZBANK AKTIENGESELLSCHAFT,
                                       CHICAGO BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CREDIT AGRICOLE INDOSUEZ

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS CHICAGO BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    ERSTE BANK DER OESTERREICHISCHEN
                                       SPARKASSEN AG

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    FLEET BANK, N.A.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    IMPERIAL BANK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    NATEXIS BANQUE

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PAM CAPITAL FUNDING L.P.

                                    By:   Highland Capital Management, L.P., as
                                          Collateral Manager

                                       By
                                          ------------------------------------
                                             Name:
                                             Title:


                                    SATELLITE DISTRESSED CREDITS FUND, LLC

                                    By:   Satellite Asset Management, L.P., its
                                             Investment Manager

                                       By
                                          ------------------------------------
                                             Name:
                                             Title:


                                    SOUTHERN PACIFIC BANK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    SUMITOMO MITSUI BANKING CORPORATION

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    SUNTRUST BANK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    DK ACQUISITION PARTNERS LP

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    HZ SPECIAL OPPORTUNITIES LLC
                                    By: Highbridge Capital Management, LLC

                                       By
                                          ------------------------------------
                                             Name: Daniel Zwirn
                                             Title: Portfolio Manager


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